F.N.B. Corporation Earnings Presentation Third Quarter 2017 October 19, 2017 Exhibit 99.1

This
document
contains
forward
looking
statements
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995,
which
contain
F.N.B.
Corporation’s
(F.N.B.)
expectations
or
predictions
of
future
financial
or
business
performance
or
conditions.
Forward-looking
statements
are
typically
identified
by
words
such
as
“believe,”
“plan,”
“expect,”
“anticipate,”
“intend,”
“outlook,”
“estimate,”
“forecast,”
“will,”
“should,”
“project,”
“goal,”
and
other
similar
words
and
expressions.
These
forward-looking
statements
involve
certain
risks
and
uncertainties.
In
addition
to
factors
previously
disclosed
in
F.N.B.’s
reports
filed
with
the
SEC,
the
following
factors
among
others,
could
cause
actual
results
to
differ
materially
from
forward-looking
statements
or
historical
performance:
changes
in
asset
quality
and
credit
risk;
the
inability
to
sustain
revenue
and
earnings
growth;
changes
in
interest
rates
and
capital
markets;
inflation;
potential
difficulties
encountered
in
expanding
into
a
new
and
remote
geographic
market;
customer
borrowing,
repayment,
investment
and
deposit
practices;
customer
disintermediation;
the
introduction,
withdrawal,
success
and
timing
of
business
initiatives;
competitive
conditions;
the
inability
to
realize
cost
savings
or
revenues
or
to
implement
integration
plans
and
other
consequences
associated
with
mergers,
acquisitions
and
divestitures;
economic
conditions;
and
the
impact,
extent
and
timing
of
technological
changes,
capital
management
activities,
and
other
actions
of
the
Office
of
the
Comptroller
of
the
Currency,
the
Board
of
Governors
of
the
Federal
Reserve
System
and
legislative
and
regulatory
actions
and
reforms.
F.N.B.
does
not
undertake
any
obligation
to
revise
these
forward-looking
statements
or
to
reflect
events
or
circumstances
after
the
date
of
this
document.
This
presentation
contains
“snapshot”
information
about
F.N.B.
and
is
not
intended
as
a
full
business
or
financial
review
and
should
be
viewed
in
the
context
of
all
the
information
made
available
by
F.N.B.
in
its
SEC
filings.
To
supplement
its
consolidated
financial
statements
presented
in
accordance
with
Generally
Accepted
Accounting
Principles
(GAAP),
F.N.B.
provides
additional
measures
of
operating
results,
net
income
and
earnings
per
share
adjusted
to
exclude
certain
costs,
expenses,
and
gains
and
losses.
F.N.B.
believes
that
these
non-GAAP
financial
measures
are
appropriate
to
enhance
understanding
of
its
past
performance
and
facilitate
comparisons
with
the
performance
of
F.N.B.’s
peers.
In
the
event
of
such
a
disclosure
or
release,
the
Securities
and
Exchange
Commission’s
Regulation
G
requires:
(i)
the
presentation
of
the
most
directly
comparable
financial
measure
calculated
and
presented
in
accordance
with
GAAP
and
(ii)
a
reconciliation
of
the
differences
between
the
non-GAAP
financial
measure
presented
and
the
most
directly
comparable
financial
measure
calculated
and
presented
in
accordance
with
GAAP.
The
Appendix
to
this
presentation
contains
a
reconciliation
of
the
non-GAAP
financial
measures
used
by
F.N.B.
to
the
most
directly
comparable
GAAP
financial
measures.
While
F.N.B.
believes
that
these
non-GAAP
financial
measures
are
useful
in
evaluating
results,
the
information
should
be
considered
supplemental
in
nature
and
not
as
a
substitute
for
or
superior
to
the
relevant
financial
information
prepared
in
accordance
with
GAAP.
The
non-GAAP
financial
measures
used
by
F.N.B.
may
differ
from
the
non-GAAP
financial
measures
other
financial
institutions
use
to
measure
their
results
of
operations.
This
information
should
be
reviewed
in
conjunction
with
F.N.B.’s
financial
results
disclosed
on
October
19,
2017,
and
in
its
periodic
filings
with
the
SEC.
Actual
results
may
differ
materially
from
those
expressed
or
implied
as
a
result
of
these
risks
and
uncertainties,
including,
but
not
limited
to,
the
risk
factors
and
other
uncertainties
described
in
F.N.B.'s
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2016,
our
subsequent
quarterly
2017
Form
10-
Q's
(including
the
risk
factors
and
risk
management
discussions)
and
F.N.B.'s
other
subsequent
filings
with
the
SEC,
which
are
available
on
our
corporate
website
at
https://www.fnb-online.com/about-us/investor-relations-shareholder-services.
We
have
included
our
web
address
as
an
inactive
textual
reference
only.
Information
on
our
website
is
not
part
of
this
earnings
presentation.
Cautionary Statement Regarding Forward-Looking Information
and Non-GAAP Financial Information

•
Record revenue and record net income
•
Continued to grow loans and deposits
•
Effective expense control
•
Improved efficiency ratio
•
Continued satisfactory asset quality
•
Positioned to deliver on our long-term financial objectives
Key Messages

3Q17
Financial Highlights
(1)
Includes
adjustments
to
reflect
operating
results,
a
non-GAAP
measure,
refer
to
Appendix
for
non-GAAP
to
GAAP
Reconciliation
details
and
the
cautionary
statement
preamble
for
rationale
for
use
of
non-GAAP
measures.
(2)
Annualized
linked
quarter
organic
growth
results.
Organic
growth
results
exclude
initial
balances
acquired
via
acquisition.
As of or for the period ending
3Q17
2Q17
3Q16
Reported results
Net income available to common stockholders
(millions)
$75.7
$72.4
$50.2
Net income
per diluted common share
$0.23
$0.22
$0.24
Book value per common share
$13.39
$13.26
$11.72
Key operating
results
(non-GAAP)
1
Operating net income available to common stockholders
(millions)
$76.6
$73.3
$50.4
Operating net income
per diluted common share
$0.24
$0.23
$0.24
Total
organic average loan growth
2
5.7%
6.1%
7.6%
Total organic average deposit growth
2
0.8%
1.1%
-1.4%
Efficiency Ratio
53.1%
54.3%
54.4%
Tangible
common equity / tangible assets
6.87%
6.83%
6.69%
Tangible book value per share
$6.12
$6.00
$6.53

(1)
Metrics
shown
are
originated
portfolio
metrics
unless
noted
as
a
total
portfolio
metric.
“Originated
portfolio”
or
“Originated
loans”
excludes
loans
acquired
at
fair
value
and
accounted
for
in
accordance
with
ASC
805
(effective
January
1,
2009),
as
the
risk
of
credit
loss
has
been
considered
by
virtue
of
F.N.B.’s
estimate
of
fair
value.
(2)
Total
portfolio
metric.
$ in thousands
3Q17
2Q17
3Q16
3Q17
Highlights
NPLs+OREO/Total average originated
loans and leases + OREO
0.91%
1.08%
1.08%
•
Consistent and stable credit
quality results across the
portfolio
•
Improved levels of NPLs + OREO
largely driven by the sale of
OREO properties
•
Improved levels of originated
delinquency at a very solid
0.91%
•
Third quarter provision levels
continue to exceed net charge-
offs
Originated Delinquency
0.91%
0.99%
1.00%
Provision for credit losses
2
$16,768
$16,756
$14,639
Net charge-offs (NCOs)
2
$12,451
$11,839
$12,114
NCOs (annualized)/Total average loans
and leases
2
0.24%
0.23%
0.33%
NCOs (annualized)/Total average
originated loans and leases
0.37%
0.38%
0.41%
Allowance for credit losses/
Total originated loans and leases
1.12%
1.15%
1.23%
Allowance for credit losses/
Total non-performing loans and
leases
2
162.9%
152.8%
163.4%

Asset Quality Results
1

(1)
Organic
growth
%
is
annualized
and
excludes
initial
balances
acquired
via
acquisition.
(2)
Includes
Direct
Installment,
Indirect
Installment,
Residential
mortgage
and
Consumer
LOC
portfolios.
(3)
Excludes
time
deposits.
(4)
Period-end
as
of
September
30,
2017.
Average, $ in millions
3Q17
2Q17
3Q16
QoQ
YoY
QoQ
Organic
1
YoY
Organic
1
3Q17 Highlights
Securities
$5,725
$5,607
$4,241
2.1%
35.0%
•
Continued growth in
commercial loans
concentrated in
Pittsburgh, Cleveland
and Baltimore markets
•
Growth in consumer
loans driven by indirect
auto and residential
mortgage
•
Growth in average
deposits reflects efforts
to generate additional
customer relationships
•
Transaction deposits
3
represent 81% of total
deposits
4
•
Improved loans to
deposits ratio of 94.9%
4
led by period end total
deposit growth of
16.5%
1
Total loans
$20,654
$20,361
$14,642
1.4%
41.1%
5.7%
6.6%
Commercial loans
$12,956
$12,831
$8,624
1.0%
50.2%
3.9%
4.3%
Consumer loans
2
$7,655
$7,477
$5,960
2.4%
28.4%
9.4%
10.1%
Earning assets
$26,637
$26,149
$19,045
1.9%
39.9%
Total deposits
$21,197
$21,155
$15,672
0.2%
35.3%
0.8%
2.3%
Transaction
deposits
3
$17,384
$17,357
$13,084
0.2%
32.9%
0.6%
3.4%
Time deposits
$3,813
$3,799
$2,588
0.4%
47.3%
1.5%
-5.8%

Balance Sheet Highlights

(1)
A
non-GAAP
measure,
refer
to
Appendix
for
further
information.
(2)
Incremental
purchase
accounting
accretion
refers
to
the
difference
between
total
accretion
and
the
estimated
coupon
interest
income
on
acquired
loans,
and
cash
recoveries
impact
refers
to
any
associated
cash
recoveries
on
loans
received
in
excess
of
the
recorded
investment.
$ in thousands
3Q17
2Q17
3Q16
QoQ
YoY
3Q17 Highlights
Total interest income
$263,514
$251,034
$175,110
5.0%
50.5%
•
Total revenue growth
driven by higher net
interest income
•
Interest income
supported by
continued loan growth
and higher purchase
accounting impact
•
Interest expense
reflects funding mix
change toward
customer
-based
activity
Total interest expense
38,283
32,619
17,604
17.4%
117.5%
Net interest income
$225,231
$218,415
$157,506
3.1%
43.0%
Non-interest income
66,151
66,078
53,240
0.1%
24.3%
Total revenue
$291,382
$284,493
$210,746
2.4%
38.3%
Net interest margin (FTE)
1
3.44%
3.42%
3.36%
2 bps
8 bps
Incremental purchase
accounting accretion impact
2
0.04%
0.01%
0.03%
3 bps
1 bps
Cash recoveries impact
2
0.06%
0.02%
0.04%
4 bps
2 bps

Revenue Highlights

$ in thousands
3Q17
2Q17
3Q16
QoQ
YoY
3Q17 Highlights
Service charges
$33,610
$33,389
$25,411
0.7%
32.3%
•
Growth in insurance, wealth
management and mortgage
banking offset by lower
capital markets activity
•
Insurance supported by
seasonal renewal activity
•
Wealth management results
benefitted from strong equity
markets, continued trust
customer acquisition and
growing presence in acquired
markets
•
Mortgage banking reflects
benefits from increased
volume in acquired markets
Trust services
5,748
5,715
5,268
0.6%
9.1%
Insurance
commissions
and
fees
5,029
4,347
4,866
15.7%
3.4%
Securities commissions
and
fees
4,038
3,887
3,404
3.9%
18.6%
Capital markets income
2,822
5,004
4,497
-43.6%
-37.2%
Mortgage banking operations
5,437
5,173
3,564
5.1%
52.5%
Net securities gains (losses)
2,777
493
299
NM
NM
Other
6,690
8,070
5,932
-17.1%
12.8%
Total reported non-interest
income
$66,151
$66,078
$53,240
0.1%
24.3%

Non-Interest Income

$ in thousands
3Q17
2Q17
3Q16
QoQ
YoY
3Q17 Highlights
Salaries and employee benefits
$82,383
$84,899
$60,927
-3.0%
35.2%
•
Stable expenses reflect
lower salaries and benefits
expense offset by higher
occupancy and equipment,
other real estate owned
and outside expenses
•
Previous infrastructure
investments fully
embedded in 3Q17
expense base
•
Year-over
-year increase in
total non
-interest expense
reflects greater scale from
acquisition-related growth
Occupancy and equipment
27,434
26,480
20,367
3.6%
34.7%
FDIC insurance
9,183
9,376
5,274
-2.1%
74.1%
Amortization of intangibles
4,805
4,813
3,571
-0.2%
34.6%
Other real estate owned
1,421
1,008
1,172
41.0%
21.3%
Other
37,136
35,784
29,440
3.8%
26.1%
Non-interest expense before
merger-related expense
$162,362
$162,360
$120,751
0.0%
34.5%
Merger-related expense
$1,381
1,354
$299
NM
NM
Total non-interest expense
$163,743
$163,714
$121,050
0.0%
35.3%

Non-Interest Expense

(1)
Total
noninterest
income
less
net
securities
gains
(losses)
/
total
net
interest
income
+
noninterest
income
less
net
securities
gains
(losses).
(2)
Includes
adjustments
to
reflect
operating
results,
a
non-GAAP
measure,
refer
to
Appendix
for
Non-GAAP
to
GAAP
Reconciliation
details.
10
Key
Performance Indicators
YTD 2017
FY 2016
Long-Term
Target
Strategy
Maintain Low-
Risk Profile
Originated net charge-offs
(annualized)/average loans
33 bps
34 bps
25-50 bps
Remain disciplined
through the cycle
Drive Organic
Revenue Growth
Average loans
Average deposits
Noninterest income/revenue
1
6%
2%
23%
8%
7%
25%
7-9%
5-7%
> 30%
Grow and deepen
customer relationships
Improve
Efficiency
Efficiency ratio
2
54.7%
55.4%
< 53%
Continue to generate
positive operating
leverage
Achieve
Cost
Savings
Integration expense savings
25% of Yadkin
expense base
(complete)
40% of Metro
Expense Base
(complete)
25% of Yadkin
expense base
Focus on process
improvement and
synergies, while
reinvesting for the future
Optimize the
Retail
Bank
Deposits/branch
(at period end)
$52 million
$50 million
Continued
improvement
compared to prior
year
Project REDI branch
optimization; “Clicks to
Bricks” strategy
Successful
Execution
ROAA
(operating, non-GAAP)
2
ROATCE
(operating, non-GAAP)
2
0.99%
15.7%
0.95%
14.7%
>1.00%
>15%
Deliver on FNB business
Model
Execution of FNB’s Long-Term Growth Strategy

11 Appendix Appendix

Ticker
Institution
Ticker
Institution
ASB
Associated Banc-Corp
PBCT
People’s United Financial, Inc.
CBSH
Commerce Bancshares, Inc.
PB
Prosperity Bancshares, Inc.
CMA
Comerica, Inc.
SNV
Synovus
Financial Corp.
CFR
Cullen/Frost Bankers,
Inc.
TCF
TCF Financial Corp.
EWBC
East West Bancorp, Inc.
UMPQ
Umpqua Holdings Corp.
FHN
First Horizon National Corp.
VLY
Valley National Bancorp
FRC
First Republic Bank
WBS
Webster Financial Corp.
HBHC
Hancock Holding Company
WTFC
Wintrust Financial Corp.
ISBC
Investors Bancorp, Inc.
ZION
Zions Bancorp
NYCB
New York Community Bancorp

2017 Peer Group Listing

$ in thousands except per share amounts
30-Sep-17
30-Jun-17
31-Mar-17
31-Dec-16
30-Sep-16
Operating net income available to common stockholders
Net income available to common stockholders
75,683
$
72,396
$
20,969
$
49,280
$
50,158
$
Merger-related expense
1,381
1,354
52,724
1,649
299
Tax benefit of merger-related expense
(483)
(419)
(17,579)
(341)
(105)
Merger-related net securities gains
-
-
(2,609)
-
-
Tax expense of merger-related securities gains
-
-
913
-
-
Operating net income available to common stockholders (non-GAAP)
76,581
$
73,331
$
54,418
$
50,588
$
50,352
$
Operating net income per diluted common share
Net income available to common stockholders per diluted common share
0.23
$
0.22
$
0.09
$
0.23
$
0.24
$
Merger-related expense
0.01
0.01
0.22
0.01
0.00
Tax benefit of merger-related expense
(0.00)
(0.00)
(0.07)
(0.00)
(0.00)
Merger-related net securities gains
-
-
(0.01)
-
-
Tax expense of merger-related securities gains
-
-
0.00
-
-
Operating net income per diluted common share (non-GAAP)
0.24
$
0.23
$
0.23
$
0.24
$
0.24
$
For The Quarter Ended
Non-GAAP to GAAP Reconciliation

(1) Excludes loan servicing rights. (2) A non-GAAP measure, refer to page 13 in Appendix for more information.
$ in thousands
30-Sep-17
30-Jun-17
31-Mar-17
31-Dec-16
30-Sep-16
Return on average tangible common equity (ROATCE)
Net income available to common stockholders (annualized)
300,266
$
290,381
$
85,042
$
196,049
$
199,543
$
Amortization of intangibles, net of tax (annualized)
12,392
12,547
8,166
4,143
9,234
Tangible net income available to common stockholders (annualized)
312,658
$
302,928
$
93,208
$
200,192
$
208,777
$
Average total stockholders' equity
4,426,980
$
4,386,438
$
3,007,853
$
2,573,768
$
2,562,693
$
Less: Average preferred stockholders' equity
106,882
106,882
106,882
106,882
106,882
Less: Average intangible assets(1)
2,344,077
2,348,767
1,381,712
1,089,216
1,093,378
Average tangible common equity
1,976,022
$
1,930,789
$
1,519,259
$
1,377,670
$
1,362,433
$
Return on average tangible common equity (non-GAAP)
15.82%
15.69%
6.14%
14.53%
15.32%
Operating ROATCE
Operating net income avail. to common stockholders (annualized)(2)
303,825
$
294,129
$
220,695
$
201,253
$
200,314
$
Amortization of intangibles, net of tax (annualized)
12,392
12,547
8,166
4,143
9,234
Tangible operating net income avail. to common stockholders (annualized)
316,218
$
306,676
$
228,861
$
205,396
$
209,548
$
Average total stockholders' equity
4,426,980
$
4,386,438
$
3,007,853
$
2,573,768
$
2,562,693
$
Less: Average preferred stockholders' equity
106,882
106,882
106,882
106,882
106,882
Less: Average intangible assets(1)
2,344,077
2,348,767
1,381,712
1,089,216
1,093,378
Average tangible common equity
1,976,022
$
1,930,789
$
1,519,259
$
1,377,670
$
1,362,433
$
Operating return on average tangible common equity (non-GAAP)
16.00%
15.88%
15.06%
14.91%
15.38%
For The Quarter Ended

Non-GAAP to GAAP Reconciliation

(1) Excludes loan servicing rights. (2) A non-GAAP measure, refer to page 16 in Appendix for more information.
$ in thousands
30-Sep-17
30-Jun-17
31-Mar-17
31-Dec-16
30-Sep-16
Return on average tangible assets (ROATA)
Net income (annualized)
308,237
$
298,443
$
93,191
$
204,050
$
207,540
$
Amortization of intangibles, net of tax (annualized)
12,392
12,547
8,166
4,143
9,234
Tangible net income (annualized)
320,629
$
310,990
$
101,357
$
208,193
$
216,774
$
Average total assets
30,910,664
$
30,364,645
$
24,062,099
$
21,609,635
$
21,386,156
$
Less: Average intangible assets(1)
2,344,077
2,348,767
1,381,712
1,089,216
1,093,378
Average tangible assets
28,566,587
$
28,015,878
$
22,680,387
$
20,520,419
$
20,292,778
$
Return on average tangible assets (non-GAAP)
1.12%
1.11%
0.45%
1.01%
1.07%
Operating ROATA
Operating net income (annualized)(2)
311,800
$
302,191
$
228,847
$
209,253
$
208,310
$
Amortization of intangibles, net of tax (annualized)
12,392
12,547
8,166
4,143
9,234
Tangible operating net income (annualized)
324,192
$
314,738
$
237,013
$
213,396
$
217,544
$
Average total assets
30,910,664
$
30,364,645
$
24,062,099
$
21,609,635
$
21,386,156
$
Less: Average intangible assets(1)
2,344,077
2,348,767
1,381,712
1,089,216
1,093,378
Average tangible assets
28,566,587
$
28,015,878
$
22,680,387
$
20,520,419
$
20,292,778
$
Operating return on average tangible assets (non-GAAP)
1.13%
1.12%
1.05%
1.04%
1.07%
For The Quarter Ended

Non-GAAP to GAAP Reconciliation

(1) A non-GAAP measure, refer to reconciliation above for more information.
$ in thousands
30-Sep-17
30-Jun-17
31-Mar-17
31-Dec-16
30-Sep-16
Operating net income
Net income
77,693
$
74,406
$
22,979
$
51,291
$
52,168
$
Merger-related expense
1,381
1,354
52,724
1,649
299
Tax benefit of merger-related expense
(483)
(419)
(17,579)
(341)
(105)
Merger-related net securities gains
-
-
(2,609)
-
-
Tax expense of merger-related securities gains
-
-
913
-
-
Operating net income (non-GAAP)
78,592
75,341
56,428
52,599
52,362
Operating return on average assets (ROAA)
Operating net income (annualized)(1)
311,800
$
302,191
$
228,847
$
209,253
$
208,310
$
Average total assets
30,910,664
$
30,364,645
$
24,062,099
$
21,609,635
$
21,386,156
$
Operating return on average assets (non-GAAP)
1.01%
1.00%
0.95%
0.97%
0.97%
For The Quarter Ended
Non-GAAP to GAAP Reconciliation

(1) Excludes loan servicing rights.
$ in thousands except per share amounts
30-Sep-17
30-Jun-17
31-Mar-17
31-Dec-16
30-Sep-16
Tangible book value per common share (at period-end)
Total stockholders' equity
4,435,921
$
4,392,438
$
4,355,795
$
2,571,617
$
2,570,580
$
Less: preferred stockholders' equity
106,882

106,882

106,882

106,882

106,882

Less: intangibles(1)
2,351,707

2,346,653

2,356,800

1,085,935

1,091,876

Tangible common equity (non-GAAP)
1,977,332
$
1,938,903
$
1,892,113
$
1,378,800
$
1,371,822
$
Ending common shares outstanding
323,301,548

323,226,474

322,906,763

211,059,547

210,224,194
Tangible book value per common share (non-GAAP)
6.12
$
6.00
$
5.86
$
6.53
$
6.53
$
Tangible common equity ratio (at period-end)
Total stockholders equity
4,435,921
$
4,392,438
$
4,355,795
$
2,571,617
$
2,570,580
$
Less: preferred stockholders' equity
106,882

106,882

106,882

106,882

106,882

Less: intangibles(1)
2,351,707

2,346,653

2,356,800

1,085,935

1,091,876

Tangible common equity (non-GAAP)
1,977,332
$
1,938,903
$
1,892,113
$
1,378,800
$
1,371,822
$
Total assets
31,123,295
$
30,753,726
$
30,190,695
$
21,844,817
$
21,583,914
$
Less: intangibles(1)
2,351,707

2,346,653

2,356,800

1,085,935

1,091,876

Tangible assets
28,771,588
$
28,407,073
$
27,833,895
$
20,758,882
$
20,492,038
$
Tangible common equity ratio (non-GAAP)
6.87%
6.83%
6.80%
6.64%
6.69%
For The Quarter Ended
Non-GAAP to GAAP Reconciliation

$ in thousands
30-Sep-17
30-Jun-17
31-Mar-17
31-Dec-16
30-Sep-16
Efficiency Ratio (FTE)
Non-interest expense
163,743
$
163,714
$
187,555
$
123,806
$
121,050
$
Less: amortization of intangibles
4,805

4,813

3,098

1,602

3,571

Less: OREO expense
1,421

1,008

983

2,401

1,172

Less: merger costs
1,381

1,354

52,724

1,649

299

Less: impairment charge on other assets
-

-

-

-

-

Adjusted non-interest expense
156,136
$
156,539
$
130,750
$
118,154
$
116,008
$
Net interest income
225,231
$
218,415
$
172,752
$
159,283
$
157,506
$
Taxable equivalent adjustment
5,173

4,474

3,522

3,099

2,895

Non-interest income
66,151

66,078

55,116

51,066

53,240

Less: net securities gains
2,777

493

2,625

116

299

Less: gain on redemption of trust preferred securities
-

-

-

-

-

Adjusted net interest income (FTE) (non-GAAP) + non-interest income
293,778
$
288,474
$
228,765
$
213,332
$
213,342
$
Efficiency Ratio (FTE) (non-GAAP)
53.15%
54.26%
57.15%
55.38%
54.38%
For The Quarter Ended
Non-GAAP to GAAP Reconciliation

Incremental purchase accounting accretion refers to the difference between total accretion and the estimated coupon interest income on acquired loans, and cash recoveries impact refers to any associated cash recoveries on loans received in excess of the recorded investment. (1) Reported on a Fully Taxable Equivalent (FTE)
basis, a non-GAAP measure.
$ in thousands
30-Sep-17
30-Jun-17
31-Mar-17
31-Dec-16
30-Sep-16
Components of net interest income
Net interest income
225,231
$
218,415
$
172,752
$
159,283
$
157,506
$
Net interest margin (FTE)(1)
3.44%
3.42%
3.35%
3.35%
3.36%
Incremental purchase accounting accretion included in net interest income
2,154
$
504
$
3,050
$
2,690
$
1,175
$
Incremental purchase accounting accretion impact to net interest margin
0.04%
0.01%
0.06%
0.06%
0.03%
Cash recoveries included in net interest income
4,340
$
1,145
$
338
$
1,531
$
1,904
$
Cash recoveries impact to net interest margin
0.06%
0.02%
0.01%
0.03%
0.04%
For The Quarter Ended
Net Interest Income and Net Interest Margin (FTE)